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EXHIBIT 10.41

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                              AETHLON MEDICAL, INC.


                             SUBSCRIPTION AGREEMENT

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IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF
THE PERSON OR ENTITY ISSUING THE UNITS AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE UNITS BEING OFFERED HEREBY HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT.

THESE UNITS AND THE UNDERLYING SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

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                             SUBSCRIPTION AGREEMENT

     The undersigned (hereinafter "SUBSCRIBER") hereby confirms its subscription for the purchase of Units comprised of shares of Common Stock, par value $.001 per share ("Common Stock"), of AETHLON MEDICAL, INC., a Nevada corporation (the "COMPANY"), and warrants exercisable for Common Stock ("Warrants"), on the terms described below.

     The Units, the Common Stock, the Warrants and the shares issuable upon exercise of the Warrants ("Warrant Shares") are sometimes referred to collectively herein as the "SECURITIES."

     In connection with this subscription, Subscriber and the Company agree as follows:

A.   Subscription of the Subscriber.

     1. Purchase of Units. The undersigned (the "Subscriber") hereby irrevocably agrees, represents and warrants with, to and for the benefit of the Company, that such Subscriber is executing this Agreement in connection with the subscription by the Subscriber for _______ units of the Company ("Units"), with each Unit consisting of (i) two shares of Common Stock of the Company and (ii) one Warrant to purchase one share of Common Stock of the Company for an exercise price of $0.50 per share, at a price per Unit of $1.00, resulting in the aggregate purchase price set forth on the Subscriber's signature page hereto (the "Offering Price"). The Common Stock and the Warrants (and the Warrant Shares) are sometimes referred to hereinafter collectively as the "Underlying Stock". The Subscriber understands that the Company is relying upon the accuracy and completeness of the information contained herein in complying with its obligations under federal and state securities and other applicable laws. Subject to the terms and conditions of this Agreement, upon execution and delivery hereof by the Subscriber, the Subscriber hereby agrees to purchase the Units of the Company pursuant to the transaction hereof, and against concurrent delivery of the purchase price for such Units. The date upon which the final subscription is accepted by the Company and the full Offering Price has been tendered to the Company, shall be known as the "Closing Date."

     2. Offering. This offering of the Units (the "Offering") is being made to a limited group of investors, all of whom shall represent to the Company pursuant to this Agreement that they are "accredited investors," as that term is defined in Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act") or who have otherwise been qualified as investors by the Company. All of the Units offered hereby are being sold by the Company. The Company is offering Units for the consideration set forth herein. The Company may sell less than all of the Units, and shall be entitled to accept subscriptions and receive the Offering Price for each subscription prior to the entire Offering being subscribed for. The Offering is being made on a "best efforts" basis. The minimum subscription amount is $25,000.

B. Representations and Warranties of the Subscriber. The Subscriber hereby represents and warrants to the Company as of the date hereof:

     1. Place of Business. The principal place of business address set forth below is such Subscriber's true and correct principal place of business and is the only jurisdiction in which an offer to sell the Units was made to such Subscriber and such Subscriber has no present intention of moving its principal place of business to or of becoming a resident of any other state or jurisdiction.


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     2. Sale or Transfer of the Units and Underlying Stock. The Subscriber
understands that neither the Units nor any of the Underlying Stock has been registered under the Securities Act, or under the laws of any other jurisdiction. The Subscriber understands and agrees that transfer or sale of the Units and the Underlying Stock may be restricted or prohibited unless they are subsequently registered under the Securities Act and, where required, under the laws of other jurisdictions or an exemption from registration is available. The Subscriber will not offer, sell, transfer or assign its Units or Underlying Stock or any interest therein in contravention of this Agreement, the Securities Act or any state or federal law. The Subscriber understands and acknowledges that, because of the substantial restrictions on the transferability of the Units and Underlying Stock, it may not be possible for the Subscriber to liquidate the Subscriber's investment in the Company readily, even in the case of an emergency.

     3. Representation of Accredited Investor Status, Investment Experience and Ability to Bear Risk. Subscriber acknowledges that the Offering has not been registered with the Securities and Exchange Commission because the Company is relying on an exemption from registration under Section 4(2) of the Securities Act and Regulation D promulgated thereunder. SUBSCRIBER BELIEVES THAT AT THE TIME OF THE SALE OF THE UNITS TO SUBSCRIBER, SUBSCRIBER (OR, IF SUBSCRIBER IS A CORPORATION, LIMITED LIABILITY COMPANY OR TRUST, EACH OF ITS EQUITY OWNERS) QUALIFIES AS AN "ACCREDITED INVESTOR" (AS DEFINED UNDER RULE 501 OF REGULATION D PROMULGATED UNDER THE SECURITIES ACT) USING THE FOLLOWING QUALIFICATION FACTORS (CHECK ALL APPROPRIATE ITEMS):

(__) $1,000,000 NET WORTH TEST:

     I, Subscriber, am a natural person and my individual net worth, or joint net worth with my spouse (if any), INCLUSIVE of home, furnishings and automobiles, at the time of this purchase is in excess of $1,000,000.

(__) $200,000 INDIVIDUAL/$300,000 JOINT ANNUAL INCOME TEST:

     I, Subscriber, am a natural person and my individual annual gross income (exclusive of my spouse's income) has been in excess of $200,000 in each of the two most recent tax years, and I reasonably expect individual annual gross income (exclusive of my spouse's income) to be in excess of $200,000 for the current tax year; or I am a natural person and my joint annual gross income (including my spouse's annual gross income) has been in excess of $300,000 in each of the two most recent tax years, and I reasonably expect our joint annual gross incomes to be in excess of $300,000 for the current tax year.

     ("INCOME" under this test is defined as adjusted gross income for federal income tax purposes PLUS (i) deductions for long-term capital gains under the Internal Revenue Code; (ii) deductions for depletion under section 611 et seq. of the Code; (iii) any exclusion for interest received on tax-exempt securities; and (iv) any losses of a Company allocated to the individual limited partners of the Company as reported on Form 1040).


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(__) BANK OR INVESTMENT COMPANY TEST:

     Subscriber is a bank as defined in section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity; or is a broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; or is an insurance company as defined in section 2(13) of the Securities Act; or is any investment company registered under the Investment Corporation Act of 1940, or a business development company as defined in section 2(a)(48) of that Act; or is a Small Business Investment Corporation licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; is a plan established and maintained by a state, its political subdivision, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; or is an employee benefit plan within the meaning of the employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

(__) PRIVATE BUSINESS DEVELOPMENT CORPORATION TEST:

     Subscriber is a private business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940.

(__) IRC SECTION 501(C)(3) ORGANIZATION TEST:

     Subscriber is an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or Company, not formed for the specific purpose of acquiring the securities being offered, with total assets in excess of $5,000,000.

(__) DIRECT RELATIONSHIP TO ISSUER TEST:

     Subscriber is a director, executive officer, partner or manager of the Company of the securities being offered or sold, or any director, executive officer or manager of a partner or partner of that issuer.

(__) $5,000,000 NONINVESTMENT TRUST TEST:

     Subscriber is a trust with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the securities being offered, whose purchase is directed by a "sophisticated person" as described in section 230.506(b)(2)(ii).


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(__) EQUITY ENTITY COMPRISED OF ACCREDITED INVESTORS TEST:

     Subscriber is any equity entity in which all of the equity owners are accredited investors as defined above. Subscriber has had one of the persons responsible for overseeing and/or managing one or more of Subscriber's financial accounts complete the attestation in Section D hereof in order to verify the information in this Section B:

     Yes _________   No _________

In addition, Subscriber is knowledgeable and experienced with respect to the financial and business activities contemplated by the Company and is capable of evaluating the risks and merits of investing in the Units and, in making a decision to proceed with this investment, has not relied upon any representations, warranties or agreements, other than those set forth in this Agreement and can bear the economic risk of an investment in the Company for an indefinite period of time, and can afford to suffer the complete loss thereof.

     4. Own Advice. In connection with the Subscriber's investment in the Company, the Subscriber has carefully considered and has, to the extent the Subscriber believes such discussion necessary, discussed with the Subscriber's professional legal, tax and financial advisers (the "Investment Advisors") the suitability of an investment in the Units for the Subscriber's particular tax and financial situation and the Subscriber has determined that the Units are a suitable investment for the Subscriber.

     5. Company History; Risks. The Subscriber represents and warrants that the Subscriber is aware (i) that the Company has limited operating history; (ii) that the Units involve a substantial degree of risk of loss of the Subscriber's entire investment and that there is no assurance of any income from the Subscriber's investment; and (iii) that any federal and/or state income tax benefits which may be available to the Subscriber, if any, may be lost through the adoption of new laws or regulations, to changes to existing laws and regulations and to changes in the interpretation of existing laws and regulations. The Subscriber further represents that the Subscriber is relying solely on the Subscriber's own conclusions or the advice of the Subscriber's Investment Advisors with respect to tax aspects of any investment in the Units.

     6. Inquiries. The Subscriber and its Investment Advisors have been given access to, and prior to the execution of this Agreement, have been provided with an opportunity to ask questions of, and receive answers from, the Company officers concerning the Company and the terms and conditions of the Offering and the Units, and to obtain any other information which the Subscriber and the Subscriber's Investment Advisors required with respect to the Company and an investment in the Company in order to evaluate such investment and verify the accuracy of all information furnished to the Subscriber and its Investment Advisors regarding the Company. All such questions, if asked, were answered satisfactorily and all information or documents provided were found to be satisfactory. Neither the Subscriber nor its Investment Advisors have been furnished any offering literature on which they have relied on other this Agreement and the Subscriber and its Investment Advisors have relied only on this Agreement. At no time was the Subscriber presented with or solicited by any leaflet, public promotion meeting, newspaper or magazine article, radio or television advertisement or any other form of general advertising or general solicitation.


                                      -4-
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     7. Authority. The Subscriber is authorized and has full right and power to subscribe for the Units and to perform the Subscriber's obligations pursuant to the provisions of this Agreement; the person signing this Agreement and any other instrument executed and delivered herewith on behalf of such Subscriber has been duly authorized by such entity and has full power and authority to do so. If the Subscriber is a corporation, partnership, unincorporated association or other entity, the person signing this agreement has the legal capacity to authorize, deliver and be bound by this Subscription Agreement and to take all actions required pursuant hereto and further certifies that all necessary approvals of directors, shareholders or otherwise have been given and obtained; and if the Subscriber is an individual, it is of the full age of majority in the jurisdiction in which the Subscriber is resident and is legally competent to execute, deliver and be bound by this Subscription Agreement and take all action pursuant hereto.

     8. No Default. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and thereby will not conflict with, or result in any violation of or default pursuant to, any provision of any governing instrument applicable to the Subscriber, or any agreement or other instrument to which the Subscriber is a party or by which the Subscriber or any of the Subscriber's properties are bound or any permit, franchise, judgment, decree, statute, rule or regulation applicable to the Subscriber or any of the Subscriber's business or properties.

     9. ERISA. If the Subscriber is an employee benefit plan subject to ERISA, then such Subscriber acknowledges that such Subscriber has been informed of and understands the operations and business of the Company, and represents that such Subscriber's investment in the Company (i) is permissible under the documents and instruments governing such plan; (ii) satisfies the diversification requirements of ERISA; (iii) is prudent considering all the facts and circumstances, including the fact that there is no trading market for the Units or the Underlying Stock; and (iv) is not a "prohibited transaction" within the meaning of Section 406 of ERISA.

     10. Purchase Entirely For Own Account. This Agreement is made with the Subscriber in reliance upon the Subscriber's representations to the Company, which by the Subscriber's execution of this Agreement, the Subscriber hereby confirms, that the Units issuable to the Subscriber will be acquired for investment for the Subscriber's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Subscriber has no present intention of selling, granting any participation in, or otherwise distributing the same. The Subscriber represents and warrants that the Subscriber has no contract, understanding, agreement or arrangement with any person to sell or transfer or pledge to such person or anyone else any of the Units for which the Subscriber hereby subscribes (in whole or in part) or any interest therein; and the Subscriber represents and warrants that the Subscriber has no present plans to enter into any such contract, undertaking, agreement or arrangement.

     The Subscriber represents and warrants that the funds representing the Aggregate Subscription Price which will be advanced by the Subscriber hereunder will not represent proceeds of crime and the Subscriber acknowledges that the Company or the Placement Agents may in the future be required by law to disclose the Subscriber's name and other information relating to this Subscription Agreement and the Subscriber's subscription hereunder, on a confidential basis, and to the best of the Subscriber's knowledge (i) none of the subscription funds to be provided by the Subscriber (a) have been or will be derived from or related to any activity that is deemed criminal under the laws of the United States of America, or any other jurisdiction, or (b) are being tendered on behalf of a person or entity who has not been identified to the Subscriber, and
(ii) it shall promptly notify the Company and the Placement Agents if the Subscriber discovers that any of such representations ceases to be true, and to provide the Company and the Placement Agents with appropriate information in connection therewith.


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The Subscriber represents and warrants that the current structure of this transaction and all transactions and activities contemplated hereunder is not a plan or scheme to evade the registration provisions of the Securities Act.

The Subscriber acknowledges that:

     (i) no securities commission or similar regulatory authority has reviewed or passed on the merits of the Units or the Underlying Stock; and

     (ii) there is no government or other insurance covering the Units or Underlying Stock; and

     (iii) there are risks associated with the purchase of the Units; and

     (iv) there are restrictions on the Subscriber's ability to resell the Units and the Underlying Stock and it is the responsibility of the Subscriber to find out what those restrictions are and to comply with them before selling the Units and the Underlying Stock; and

     (v) the Company has advised the Subscriber that the Company is relying on an exemption from the requirements to provide the Subscriber with a prospectus and to sell securities through a person or company registered to sell securities under applicable securities laws and, as a consequence of acquiring the Units pursuant to this exemption, certain protections, rights and remedies provided by applicable securities laws, including statutory rights of rescission or damages, will not be available to the Subscriber.

The Subscriber represents and warrants that it has not received nor does it expect to receive any financial assistance from the Company, directly or indirectly, in respect of the Subscriber's purchase of the Units.

The Subscriber represents and warrants that neither the Company nor the Placement Agents, nor any of their respective directors, officers, employees or representatives, have made any representations (oral or written) to the Subscriber regarding the future value of the Units or the Underlying Stock.

The Subscriber acknowledges that (i) the Company may complete secured or unsecured debt financings or equity financings in the future in order to develop the Company's business and to fund its ongoing development, (ii) there is no assurance that such financings will be available and, if available, on reasonable terms, (iii) any such future financings may have a dilutive effect on current security holders, including the Subscriber, and (iv) if such future financings are not available, the Company may be unable to fund its ongoing development and the lack of capital resources may result in the failure of its business.


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The Subscriber acknowledges that the Placement Agents, their respective affiliates and their respective directors, officers, employees and companies with which they are associated may, from time to time, have a long or short position or deal as principal in the securities of the Company.

C.   Representations and Warranties of the Company.

     1. Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing, in good standing under the laws of the State of Nevada and has all requisite corporate power and corporate authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in the State of Nevada. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, except where the failure to be so qualified would not have a material adverse effect on the Company.

     2. Finders Fees. A finder's fee of up to 7% of the amounts subscribed for may be paid to anyone acting as a finder in this Offering. Such fee, if any, shall be payable one-half in cash and one-half in Units.

     3. Capitalization. As of consummation of the transactions contemplated hereby and immediately thereafter, the authorized capital stock of the Company shall consist of 100,000,000 shares of common stock, par value $0.001 per share (the "Common Stock"), of which (i)__________ shares shall be issued and outstanding, (ii) shares are reserved for issuance upon exercise of outstanding warrants, options and other convertible securities, and (iii) _____ shares shall be reserved for issuance upon the exercise of the Warrants . All such issued and outstanding shares have been duly authorized and validly issued and have been offered, issued, sold, and delivered by the Company in compliance with applicable federal and state securities laws.

     4. Authorization. The Company has all requisite corporate power to execute, deliver and perform its obligations under this Agreement and all other agreements contemplated hereby and thereby and to issue the Units and the Underlying Stock in accordance with the terms hereof. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement and all other agreements and obligations contemplated hereby and thereby, the performance of all obligations of the Company hereunder and thereunder, and the authorization, issuance (or reservation for issuance), sale and delivery of the Common Stock to be issued hereunder has been taken. This Agreement constitutes valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by general principles of equity, including concepts of materiality, reasonableness, good faith and fair dealing and by the possible unavailability of specific performance, injunctive relief or other equitable remedies.


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     5. No Violation. The Company's execution, delivery and performance of this
Agreement and all other agreements contemplated hereby and thereby and the consummation of the transactions contemplated hereby and thereby will not with or without the giving of notice or the lapse of time or both (A) violate any provision of law, statute, rule or regulation to which the Company is subject,
(B) violate any order, judgment or decree applicable to it, or (C) conflict with or result in a breach or default under any term or condition of its applicable governing instruments or any agreement or other instrument to which it is a party or by which it is bound.

     6. Valid Issuance of Common Stock. The Common Stock being issued hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and will be free of preemptive rights and restrictions on transfer other than restrictions on transfer under this Agreement and applicable state and federal securities laws. Assuming the truth and accuracy of the representations and warranties of each of the Subscribers for the Company's capital stock under agreements similar to this Agreement, the issuance of the Units hereunder shall be exempt from registration under the Securities Act and any applicable state securities laws.

     7. Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the valid execution of this Agreement and the consummation of the transactions contemplated by this Agreement except for filings pursuant to applicable state and federal securities laws which allow filings to be made following the Closing but in no event later than 15 days after the consummation of the transactions contemplated hereby. The Company (a) is not a Person described or designated in the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control or in Section 1 of the Anti-Terrorism Order or (b) does not engage in any dealings or transactions with any such Person. The Company is in compliance, in all material respects, with the USA Patriot Act.

     8. Use of Proceeds. The proceeds from the sale of Units will be available for the Company's general corporate purposes. Up to 7% of the proceeds may be paid for finders fees which will be paid one-half in cash and one-half in Units at the Offering Price.

     9. No Subsidiaries. The Company has four dormant wholly-owned subsidiaries, Aethlon, Inc, Cell Activation, Inc., Syngen Research, Inc. and Hemex, Inc.

     10. Registration Rights

  (a) Subject to the terms and limitations hereof, the Company shall file a registration statement on Form SB-2 or other appropriate registration document under the Securities Act (the "Registration Statement") for resale of the Common Stock and Warrant Shares underlying the Warrants (the "Registrable Securities") and shall use its reasonable best efforts to maintain the Registration Statement effective so long as any of the Warrants are outstanding (the "Effectiveness Period"). The Company shall file such Registration Statement no later than sixty
(60) days after the completion of the Offering (the "Closing Date"); provided, however, the Company will not be obligated to register more than 33% of its issued and outstanding shares of Common Stock on such registration statement. If the number of shares of Common Stock and the Warrant Shares exceeds such 33% limitation, the Company will cut back the number of shares being registered in order for it to adhere to such 33% limitation, and such cut back will be applied

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to the holders of the Units on a pro rata basis. The Company shall also use its best efforts to ensure that such Registration Statement is declared effective within one hundred and eighty (180) calendar days from the Closing Date. If the event the Registration Statement is not declared effective within one hundred and eighty (180) calendar days from the Closing Date (the "Effective Date"), the Subscriber will be entitled to receive from the Company, without additional consideration, additional shares of Common Stock equal to two percent (2%) of the shares of Common Stock sold in the Offering for each 30-day period (or portion thereof) after which the Effective Date has passed and the Registration Statement remains without effectiveness. No "penalty shares" shall accrue or be issuable if at such time the Registrable Securities may be resold pursuant to Rule 144 under the Act.

  (b) Notwithstanding the foregoing, the Company shall not be obligated to effect any registration of the Registrable Securities or take any other action pursuant to this Section 10: (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act, or (ii) during any period in which the Company suspends the rights of a Subscriber after giving the Subscriber written notification of a Potential Material Event (defined below) pursuant to subsection (i) below.

  (c) Except as otherwise expressly set forth, the Company shall bear all expenses incurred by the Company in compliance with the registration obligation of the Company, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company incurred in connection with any registration, qualification or compliance pursuant to this Subscription Agreement and all underwriting discounts, selling commissions and expense allowances applicable to the sale of any securities by the Company for its own account in any registration. All underwriting discounts, selling commissions and expense allowances applicable to the sale by Subscriber of Registrable Securities and all fees and disbursements of counsel for the Subscriber shall be borne by the Subscriber.

  (d) To the extent permitted by law the Company will indemnify each Subscriber, each of its officers, directors, agents, employees and partners, and each person controlling such Subscriber, with respect to each registration, qualification or compliance effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter, and their respective counsel against all claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereof) arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document prepared by the Company (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and subject to the provisions of subsection (g) below, will reimburse each such Subscriber, each of its officers, directors, agents, employees and partners, and each person controlling such Subscriber, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses as they are reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement (or alleged untrue statement) or omission (or alleged omissions) based upon written information furnished to the Company by (or on behalf of) such Subscriber or underwriter, or if the person asserting any such loss, claim, damage or liability (or action or proceeding in respect thereof) did not receive a copy of an amended preliminary prospectus or the final prospectus (or the final prospectus as amended and supplemented) at or before the written confirmation of the sale of such Registrable Securities to such person because of the failure of the Subscriber or underwriter to so provide such amended preliminary or final prospectus (or the final prospectus as amended and supplemented); provided, however, that the indemnity agreement contained in this subsection shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Subscriber, any such partner, officer, director, employee, agent or controlling person of such Subscriber, or any such underwriter or any person who controls any such underwriter; provided, however, that the obligations of the Company hereunder shall be limited to an amount equal to the portion of net proceeds represented by the Registrable Securities pursuant to this Agreement.

  (e) To the extent permitted by law, each Subscriber whose Registrable Securities are included in any registration, qualification or compliance effected pursuant to this Subscription Agreement will indemnify the Company, and its directors, officers, agents, employees and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of the Securities Act and the rules and regulations thereunder, each other such Subscriber and each of their officers, directors, partners, agents and employees, and each person controlling such Subscriber, and their respective counsel against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Subscribers, directors, officers, partners, persons, underwriters or control persons for any legal or any other expenses as they are reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Subscriber; provided, however, that the obligations of any Subscriber hereunder shall be limited to an amount equal to the net proceeds to such Subscriber from Registrable Securities sold under such registration statement, prospectus, offering circular or other document as contemplated herein; provided, further, that the indemnity agreement contained in this subsection shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Subscriber, which consent shall not be unreasonably withheld or delayed.

  (f) Each party entitled to indemnification under this Section (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense; and provided further that if any Indemnified Party reasonably concludes that there may be one or more legal defenses available to it that are not available to the Indemnifying Party, or that such claim or litigation involves or could have an effect on matters beyond the scope of this Agreement, then the Indemnified Party may retain its own counsel at the expense of the Indemnifying Party; and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless and only to the extent that such failure to give notice results in material prejudice to the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

  (g) If the indemnification provided for in this Section is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

  (h) The Registrable Securities, and any related benefits to the Subscriber hereunder may be transferred or assigned by the Subscriber to a permitted transferee or assignee, provided that the Company is given written notice of such transfer or assignment, stating the name and address of said transferee or assignee and identifying the Registrable Securities with respect to which such registration rights are being transferred or assigned; provided further that the transferee or assignee of such Registrable Securities shall be deemed to have assumed the obligations of the Subscriber under this Agreement by the acceptance of such assignment and shall, upon request from the Company, evidence such assumption by delivery to the Company of a written agreement assuming such obligations of the Subscriber.

  (i) Subscriber covenants and agrees that such Subscriber will comply with the prospectus delivery requirements of the Securities Act as applicable to such Subscriber in connection with sales of Registrable Securities pursuant to the registration statement required hereunder.

     11. No Stock Agreements. There is not in effect on the date hereof any agreement to which the Company or (to its knowledge) any holders of equity securities of the Company is a party relating to the voting, transfer or sale of such securities.

D. Legend. The certificate representing the Underlying Stock and the Warrants issued by the Company shall bear the following (or similar) legends:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR EXEMPTION THEREFROM.

E. Indemnification. The Subscriber agrees to indemnify and hold harmless the Company and its officers, managers, members, employees, agents and affiliates against any and all loss, liability, claim, damage and expense whatsoever (including without limitation any and all expenses reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the Subscriber to comply with any covenant agreement made by the Subscriber herein. The Company agrees to indemnify and hold harmless the Subscriber and its officers, managers, members, employees, agents and affiliates against any and all loss, liability, claim, damage and expense whatsoever (including without limitation any and all expenses reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure to comply with any covenant agreement made by the Company herein.

F. Modification. Neither this Agreement nor any provision hereof shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any such waiver, modification, discharge or termination is sought.

G. Assignability. This Agreement and the rights and obligations hereunder are not transferable or assignable by the Subscriber.

H. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, without regard to principles of conflicts of law.

I. Survival of Representations and Warranties. All representations and warranties made by the Subscriber in this Agreement shall survive the execution and delivery of this Agreement, as well as any investigation at any time made by or on behalf of the Company and the issue and sale of the Units and Underlying Stock.

J. Reliance. The Subscriber understands and acknowledges that the Subscriber's representations, warranties, acknowledgements and agreements in this Agreement will be relied upon by the Company in determining the Subscriber's suitability as a purchaser of Units.

K. Further Assurances. The Subscriber agrees to provide, if requested, any additional information that may be requested or required to determine the Subscriber's eligibility to purchase the Units.

L. Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

M. Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date set forth on this signature page.

     Class and number of Units Subscribed for:   ________________________

     Aggregate Purchase Price:                   ________________________

     _______________________________             ____________________________
     Print Name of Company, Limited              Print Name of Authorized
     Liability Company, Corporation              Representative
     or Trust

     By:____________________________             ____________________________
     Signature of Authorized                     Capacity of Authorized
     Representative                              Representative

     Date: _____________

     Address: _______________________



SUBSCRIPTION ACCEPTED:

AETHLON MEDICAL, INC., a Nevada corporation

By: /s/ James A. Joyce
    ---------------------------------
    Name: James A. Joyce                         Date: ____________, 2007
    Title: CEO